Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	1Q19

Page
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income & Regional Average Assets and ROA	5

Global Consumer Banking (GCB)	6
Retail Banking and Cards Key Indicators	7
North America	8 - 10
Latin America(1)	11 - 12
Asia(2)	13 - 14
Institutional Clients Group (ICG)	15
Revenues by Business	16

Corporate / Other	17

Citigroup Supplemental Detail
Average Balances and Interest Rates	18
Deposits	19
Loans (EOP)	20
Consumer Loan Delinquency Amounts and Ratios
90+ Days	21
30-89 Days	22
Allowance for Credit Losses	23 - 24
Components of Provision for Loan Losses	25
Non-Accrual Assets	26

CET1 Capital and Supplementary Leverage Ratios, Tangible Common Equity, Book Value Per Share and Tangible Book Value Per Share	27

(1)         Latin America GCB consists of Citi’s consumer banking operations in Mexico.

(2)         Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts, and as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	1Q19 Increase/ (Decrease) from
	2018	2018	2018	2018	2019	4Q18	1Q18

Total Revenues, Net of Interest Expense	$18,872	$18,469	$18,389	$17,124	$18,576	8%	(2)%
Total Operating Expenses	10,925	10,712	10,311	9,893	10,584	7%	(3)%
Net Credit Losses (NCLs)	1,867	1,704	1,756	1,786	1,948	9%	4%
Credit Reserve Build / (Release)	(64)	91	150	64	(4)	NM	94%
Provision / (Release) for Unfunded Lending Commitments	28	(4)	42	47	24	(49)%	(14)%
Provision for Benefits and Claims	26	21	26	28	12	(57)%	(54)%
Provisions for Credit Losses and for Benefits and Claims	$1,857	$1,812	$1,974	$1,925	$1,980	3%	7%
Income from Continuing Operations before Income Taxes	$6,090	$5,945	$6,104	$5,306	$6,012	13%	(1)%
Income Taxes (Benefits)(1)	1,441	1,444	1,471	1,001	1,275	27%	(12)%
Income (Loss) from Continuing Operations	$4,649	$4,501	$4,633	$4,305	$4,737	10%	2%
Income (Loss) from Discontinued Operations, net of Taxes	(7)	15	(8)	(8)	(2)	75%	71%
Net Income (Loss) before Noncontrolling Interests	$4,642	$4,516	$4,625	$4,297	$4,735	10%	2%
Net Income (Loss) Attributable to Noncontrolling Interests	22	26	3	(16)	25	NM	14%
Citigroup’s Net Income (Loss)	$4,620	$4,490	$4,622	$4,313	$4,710	9%	2%

Diluted Earnings Per Share:
Income (Loss) from Continuing Operations	$1.68	$1.62	$1.74	$1.65	$1.87	13%	11%
Citigroup’s Net Income (Loss)	$1.68	$1.63	$1.73	$1.64	$1.87	14%	11%
Shares (in millions):
Average Basic	2,561.6	2,530.9	2,479.8	2,401.1	2,340.4	(3)%	(9)%
Average Diluted	2,563.0	2,532.3	2,481.4	2,402.7	2,342.4	(3)%	(9)%
Common Shares Outstanding, at period end	2,549.9	2,516.6	2,442.1	2,368.5	2,312.5	(2)%	(9)%

Preferred Dividends	$272	$318	$270	$313	$262	(16)%	(4)%

Income Allocated to Unrestricted Common Shareholders - Basic
Income (Loss) from Continuing Operations	$4,304	$4,108	$4,309	$3,960	$4,391	11%	2%
Citigroup’s Net Income (Loss)	$4,297	$4,123	$4,301	$3,952	$4,389	11%	2%

Income Allocated to Unrestricted Common Shareholders - Diluted
Income (Loss) from Continuing Operations	$4,304	$4,108	$4,309	$3,960	$4,391	11%	2%
Citigroup’s Net Income (Loss)	$4,297	$4,123	$4,301	$3,952	$4,389	11%	2%

Regulatory Capital Ratios and Performance Metrics:
Common Equity Tier 1 (CET1) Capital Ratio (2) (3)	12.05%	12.14%	11.73%	11.86%	11.9%
Tier 1 Capital Ratio(2) (3)	13.67%	13.77%	13.36%	13.46%	13.5%
Total Capital Ratio(2) (3)	16.01%	16.31%	15.98%	16.18%	16.5%
Supplementary Leverage Ratio (SLR)(3) (4)	6.71%	6.60%	6.50%	6.41%	6.4%
Return on Average Assets	0.98%	0.94%	0.95%	0.88%	0.98%
Return on Average Common Equity	9.7%	9.2%	9.6%	9.0%	10.2%
Efficiency Ratio (Total Operating Expenses/Total Revenues, net)	57.9%	58.0%	56.1%	57.8%	57.0%

Balance Sheet Data (in billions of dollars, except per share amounts):
Total Assets	$1,922.1	$1,912.3	$1,925.2	$1,917.4	$1,958.4	2%	2%
Total Average Assets	1,904.2	1,917.1	1,922.8	1,936.8	1,939.4	—	2%
Total Deposits	1,001.2	996.7	1,005.2	1,013.2	1,030.4	2%	3%
Citigroup’s Stockholders’ Equity	201.9	200.1	197.0	196.2	196.3	—	(3)%
Book Value Per Share	71.67	71.95	72.88	75.05	77.09	3%	8%
Tangible Book Value Per Share (5)	61.02	61.29	61.91	63.79	65.55	3%	7%

Direct Staff (in thousands)	209	205	206	204	203	—	(3)%

(1)         4Q18 includes a one-time benefit of $94 million, recorded in the tax line in Corporate/Other, due to the finalization of the provisional component of the impact based on Citi’s analysis, as well as additional guidance received from the U.S. Treasury Department related to the enactment of the Tax Cuts and Jobs Act.

(2)         For all periods presented, Citi’s reportable CET1 Capital and Tier 1 Capital ratios were derived under the U.S. Basel III Standardized Approach, whereas Citi’s reportable Total Capital ratios were derived under the U.S. Basel III Advanced Approaches framework.  The reportable ratios represent the lower of each of the three risk-based capital ratios (CET1 Capital, Tier 1 Capital and Total Capital) under both the Standardized Approach and the Advanced Approaches under the Collins Amendment. For the composition of Citi’s CET1 Capital and ratio, see page 27.

(3)         March 31, 2019 is preliminary.

(4)         For the composition of Citi’s SLR, see page 27.

(5)         Tangible book value per share is a non-GAAP financial measure. For a reconciliation of this measure to reported results, see page 27.

Note:  Ratios and variance percentages are calculated based on the displayed amounts. Due to averaging and roundings, quarterly earnings per share may not sum to the YTD totals.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

						1Q19 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2018	2018	2018	2018	2019	4Q18	1Q18
Revenues
Interest revenue	$16,332	$17,550	$18,170	$18,776	$19,076	2%	17%
Interest expense	5,160	5,885	6,368	6,853	7,317	7%	42%
Net interest revenue	11,172	11,665	11,802	11,923	11,759	(1)%	5%

Commissions and fees	3,030	3,111	2,803	2,913	2,926	—	(3)%
Principal transactions	3,242	2,126	2,364	1,172	2,804	NM	(14)%
Administrative and other fiduciary fees	905	934	911	830	839	1%	(7)%
Realized gains (losses) on investments	170	102	69	80	130	63%	(24)%
Other-than-temporary impairment losses on investments and other assets	(28)	(15)	(70)	(19)	(8)	58%	71%
Other revenue	381	546	510	225	126	(44)%	(67)%
Total non-interest revenues	7,700	6,804	6,587	5,201	6,817	31%	(11)%
Total revenues, net of interest expense	18,872	18,469	18,389	17,124	18,576	8%	(2)%

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	1,867	1,704	1,756	1,786	1,948	9%	4%
Credit reserve build / (release)	(64)	91	150	64	(4)	NM	94%
Provision for loan losses	1,803	1,795	1,906	1,850	1,944	5%	8%
Provision for Policyholder benefits and claims	26	21	26	28	12	(57)%	(54)%
Provision for unfunded lending commitments	28	(4)	42	47	24	(49)%	(14)%
Total provisions for credit losses and for benefits and claims	1,857	1,812	1,974	1,925	1,980	3%	7%

Operating Expenses
Compensation and benefits	5,807	5,452	5,319	4,576	5,658	24%	(3)%
Premises and Equipment	593	570	565	596	564	(5)%	(5)%
Technology / communication expense	1,758	1,797	1,806	1,832	1,720	(6)%	(2)%
Advertising and marketing expense	381	411	378	375	359	(4)%	(6)%
Other operating	2,386	2,482	2,243	2,514	2,283	(9)%	(4)%
Total operating expenses	10,925	10,712	10,311	9,893	10,584	7%	(3)%

Income from Continuing Operations before Income Taxes	6,090	5,945	6,104	5,306	6,012	13%	(1)%
Provision (benefits) for income taxes	1,441	1,444	1,471	1,001	1,275	27%	(12)%

Income (Loss) from Continuing Operations	4,649	4,501	4,633	4,305	4,737	10%	2%
Discontinued Operations
Income (Loss) from Discontinued Operations	(7)	(2)	(8)	(9)	(2)	78%	71%
Provision (benefits) for income taxes	—	(17)	—	(1)	—	100%	—
Income (Loss) from Discontinued Operations, net of taxes	(7)	15	(8)	(8)	(2)	75%	71%

Net Income (Loss) before Noncontrolling Interests	4,642	4,516	4,625	4,297	4,735	10%	2%

Net Income (Loss) attributable to noncontrolling interests	22	26	3	(16)	25	NM	14%
Citigroup’s Net Income (Loss)	$4,620	$4,490	$4,622	$4,313	$4,710	9%	2%

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

						1Q19 Increase/
	March 31,	June 30,	September 30,	December 31,	March 31,	(Decrease) from
	2018	2018	2018	2018	2019 (1)	4Q18	1Q18
Assets
Cash and due from banks (including segregated cash and other deposits)	$21,850	$21,077	$25,727	$23,645	$24,448	3%	12%
Deposits with banks	180,854	179,825	173,559	164,460	181,445	10%	—
Fed funds sold and securities borr’d or purch under agree. to resell	257,887	265,526	280,941	270,684	264,495	(2)%	3%
Brokerage receivables	46,572	36,977	40,679	35,450	44,500	26%	(4)%
Trading account assets	268,808	262,949	257,502	256,117	286,511	12%	7%
Investments
Available-for-sale and non-marketable equity securities	299,479	296,819	292,264	295,250	282,439	(4)%	(6)%
Held-to-maturity	52,492	52,897	53,249	63,357	66,842	6%	27%
Total Investments	351,971	349,716	345,513	358,607	349,281	(3)%	(1)%
Loans, net of unearned income
Consumer	325,084	323,632	325,469	330,487	319,887	(3)%	(2)%
Corporate	347,854	347,548	349,440	353,709	362,459	2%	4%
Loans, net of unearned income	672,938	671,180	674,909	684,196	682,346	—	1%
Allowance for loan losses	(12,354)	(12,126)	(12,336)	(12,315)	(12,329)	—	—
Total loans, net	660,584	659,054	662,573	671,881	670,017	—	1%
Goodwill	22,659	22,058	22,187	22,046	22,037	—	(3)%
Intangible assets (including MSRs)	5,037	5,325	5,216	5,220	5,196	—	3%
Other assets	105,882	109,827	111,268	109,273	110,483	1%	4%
Total assets	$1,922,104	$1,912,334	$1,925,165	$1,917,383	$1,958,413	2%	2%

Liabilities
Non-interest-bearing deposits in U.S. offices	$125,332	$117,473	$111,446	$105,836	$101,354	(4)%	(19)%
Interest-bearing deposits in U.S. offices	327,872	337,228	351,291	361,573	373,339	3%	14%
Total U.S. Deposits	453,204	454,701	462,737	467,409	474,693	2%	5%
Non-interest-bearing deposits in offices outside the U.S.	90,477	86,241	83,200	80,648	80,594	—	(11)%
Interest-bearing deposits in offices outside the U.S.	457,538	455,788	459,239	465,113	475,068	2%	4%
Total International Deposits	548,015	542,029	542,439	545,761	555,662	2%	1%

Total deposits	1,001,219	996,730	1,005,176	1,013,170	1,030,355	2%	3%
Fed funds purch and securities loaned or sold under agree. to repurch.	171,759	177,828	175,915	177,768	190,372	7%	11%
Brokerage payables	69,685	67,672	73,346	64,571	62,656	(3)%	(10)%
Trading account liabilities	143,961	140,745	147,652	144,305	136,392	(5)%	(5)%
Short-term borrowings	36,094	37,233	33,770	32,346	39,322	22%	9%
Long-term debt	237,938	236,822	235,270	231,999	243,566	5%	2%
Other liabilities(2)	58,582	54,336	56,173	56,150	58,735	5%	—
Total liabilities	$1,719,238	$1,711,366	$1,727,302	$1,720,309	$1,761,398	2%	2%

Equity
Stockholders’ equity
Preferred stock	$19,156	$19,035	$19,035	$18,460	$17,980	(3)%	(6)%
Common stock	31	31	31	31	31	—	—
Additional paid-in capital	107,599	107,724	107,825	107,922	107,551	—	—
Retained earnings	141,863	145,211	148,436	151,347	154,859	2%	9%
Treasury stock	(32,115)	(34,413)	(39,678)	(44,370)	(47,861)	(8)%	(49)%
Accumulated other comprehensive income (loss)	(34,619)	(37,494)	(38,645)	(37,170)	(36,308)	2%	(5)%
Total common equity	$182,759	$181,059	$177,969	$177,760	$178,272	—	(2)%

Total Citigroup stockholders’ equity	$201,915	$200,094	$197,004	$196,220	$196,252	—	(3)%
Noncontrolling interests	951	874	859	854	763	(11)%	(20)%
Total equity	202,866	200,968	197,863	197,074	197,015	—	(3)%
Total liabilities and equity	$1,922,104	$1,912,334	$1,925,165	$1,917,383	$1,958,413	2%	2%

(1)                                   Preliminary.

(2)                                   Includes allowance for credit losses for unfunded lending commitments.  See page 23 for amounts by period.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

SEGMENT DETAIL NET REVENUES (In millions of dollars)

						1Q19 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2018	2018	2018	2018	2019	4Q18	1Q18

Global Consumer Banking
North America	$5,157	$5,004	$5,129	$5,254	$5,185	(1)%	1%
Latin America	1,340	1,375	1,664	1,356	1,381	2%	3%
Asia(1)	1,929	1,865	1,855	1,824	1,885	3%	(2)%
Total	8,426	8,244	8,648	8,434	8,451	—	—

Institutional Clients Group
North America	3,266	3,511	3,329	2,809	3,119	11%	(5)%
EMEA	3,167	3,043	2,927	2,633	3,170	20%	—
Latin America	1,216	1,168	1,061	1,083	1,160	7%	(5)%
Asia	2,206	1,975	1,931	1,695	2,245	32%	2%
Total	9,855	9,697	9,248	8,220	9,694	18%	(2)%

Corporate / Other	591	528	493	470	431	(8)%	(27)%

Total Citigroup - Net Revenues	$18,872	$18,469	$18,389	$17,124	$18,576	8%	(2)%

(1)                                 Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

SEGMENT DETAIL INCOME (In millions of dollars)

						1Q19 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2018	2018	2018	2018	2019	4Q18	1Q18
Income (Loss) from Continuing Operations:

Global Consumer Banking
North America	$838	$719	$850	$933	$769	(18)%	(8)%
Latin America	179	197	331	208	252	21%	41%
Asia (1)	373	360	383	378	416	10%	12%
Total	1,390	1,276	1,564	1,519	1,437	(5)%	3%

Institutional Clients Group
North America	858	1,030	871	745	714	(4)%	(17)%
EMEA	1,113	986	971	819	1,125	37%	1%
Latin America	494	517	544	346	503	45%	2%
Asia	869	708	735	611	980	60%	13%
Total	3,334	3,241	3,121	2,521	3,322	32%	—

Corporate / Other	(75)	(16)	(52)	265	(22)	NM	71%

Income (Loss) From Continuing Operations	$4,649	$4,501	$4,633	$4,305	$4,737	10%	2%

Discontinued Operations	(7)	15	(8)	(8)	(2)	75%	71%

Net Income Attributable to Noncontrolling Interests	22	26	3	(16)	25	NM	14%

Total Citigroup - Net Income (Loss)	$4,620	$4,490	$4,622	$4,313	$4,710	9%	2%

Average Assets (in billions of dollars)
North America	$971	$979	$998	$1,010	$999	(1)%	3%
EMEA(1)	363	375	358	368	363	(1)%	—
Latin America	129	127	126	123	126	2%	(2)%
Asia(1)	348	342	344	347	352	1%	1%
Corporate / Other	93	94	97	89	99	11%	6%
Total	$1,904	$1,917	$1,923	$1,937	$1,939	—	2%

Return on Average Assets (ROA) on Net Income (Loss)
North America	0.71%	0.72%	0.69%	0.67%	0.60%
EMEA(1)	1.22%	1.04%	1.06%	0.87%	1.24%
Latin America	2.12%	2.25%	2.76%	1.79%	2.43%
Asia(1)	1.44%	1.25%	1.29%	1.13%	1.61%
Corporate/Other	(0.38)%	(0.06)%	(0.28)%	1.21%	(0.16)%
Total	0.98%	0.94%	0.95%	0.88%	0.98%

(1)                   Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING Page 1 (In millions of dollars, except as otherwise noted)

						1Q19 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2018	2018	2018	2018	2019	4Q18	1Q18

Net Interest Revenue	$6,980	$7,019	$7,236	$7,348	$7,253	(1)%	4%
Non-Interest Revenue	1,446	1,225	1,412	1,086	1,198	10%	(17)%
Total Revenues, Net of Interest Expense	8,426	8,244	8,648	8,434	8,451	—	—
Total Operating Expenses	4,677	4,652	4,658	4,590	4,608	—	(1)%
Net Credit Losses	1,736	1,726	1,714	1,744	1,891	8%	9%
Credit Reserve Build / (Release)	144	154	186	79	76	(4)%	(47)%
Provision for Unfunded Lending Commitments	(1)	3	6	(8)	5	NM	NM
Provision for Benefits and Claims	26	22	27	28	12	(57)%	(54)%
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	1,905	1,905	1,933	1,843	1,984	8%	4%
Income from Continuing Operations before Taxes	1,844	1,687	2,057	2,001	1,859	(7)%	1%
Income Taxes	454	411	493	482	422	(12)%	(7)%
Income from Continuing Operations	1,390	1,276	1,564	1,519	1,437	(5)%	3%
Noncontrolling Interests	2	1	1	3	—	(100)%	(100)%
Net Income	$1,388	$1,275	$1,563	$1,516	$1,437	(5)%	4%
EOP Assets (in billions of dollars)	$423	$422	$427	$432	$426	(1)%	1%
Average Assets (in billions of dollars)	$423	$417	$424	$428	$426	—	1%
Return on Average Assets (ROA)	1.33%	1.23%	1.46%	1.41%	1.37%
Efficiency Ratio	56%	56%	54%	54%	55%

Net Credit Losses as a % of Average Loans	2.30%	2.28%	2.22%	2.24%	2.48%

Revenue by Business
Retail Banking	$3,464	$3,483	$3,711	$3,382	$3,467	3%	—
Cards (1)	4,962	4,761	4,937	5,052	4,984	(1)%	—
Total	$8,426	$8,244	$8,648	$8,434	$8,451	—	—

Net Credit Losses by Business
Retail Banking	$232	$228	$243	$246	$256	4%	10%
Cards (1)	1,504	1,498	1,471	1,498	1,635	9%	9%
Total	$1,736	$1,726	$1,714	$1,744	$1,891	8%	9%

Income from Continuing Operations by Business
Retail Banking	$520	$577	$663	$531	$526	(1)%	1%
Cards (1)	870	699	901	988	911	(8)%	5%
Total	$1,390	$1,276	$1,564	$1,519	$1,437	(5)%	3%

Foreign Currency (FX) Translation Impact:
Total Revenue - as Reported	$8,426	$8,244	$8,648	$8,434	$8,451	—	—
Impact of FX Translation (2)	(113)	(11)	(27)	72	—
Total Revenues - Ex-FX (2)	$8,313	$8,233	$8,621	$8,506	$8,451	(1)%	2%

Total Operating Expenses - as Reported	$4,677	$4,652	$4,658	$4,590	$4,608	—	(1)%
Impact of FX Translation (2)	(70)	(12)	(10)	40	—
Total Operating Expenses - Ex-FX (2)	$4,607	$4,640	$4,648	$4,630	$4,608	—	—

Total Provisions for LLR & PBC - as Reported	$1,905	$1,905	$1,933	$1,843	$1,984	8%	4%
Impact of FX Translation (2)	(19)	1	(7)	15	—
Total Provisions for LLR & PBC - Ex-FX (2)	$1,886	$1,906	$1,926	$1,858	$1,984	7%	5%

Net Income - as Reported	$1,388	$1,275	$1,563	$1,516	$1,437	(5)%	4%
Impact of FX Translation (2)	(13)	(1)	(6)	11	—
Net Income - Ex-FX (2)	$1,375	$1,274	$1,557	$1,527	$1,437	(6)%	5%

(1)                   Includes both Citi-Branded Cards and Citi Retail Services.

(2)                   Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the first quarter of 2019 average exchange rates for all periods presented. Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING Page 2

						1Q19 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2018	2018	2018	2018	2019	4Q18	1Q18

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	2,433	2,428	2,417	2,410	2,404	—	(1)%
Accounts (in millions)	53.2	53.9	54.0	54.5	55.0	1%	3%
Average Deposits	$308.9	$305.8	$307.2	$306.5	$310.2	1%	—
Investment Sales	$27.1	$23.9	$23.7	$21.2	$24.7	17%	(9)%
Investment Assets under Management (AUMs)	$163.5	$162.7	$169.0	$158.1	$171.4	8%	5%
Average Loans	$147.1	$145.6	$145.9	$145.0	$146.5	1%	—
EOP Loans:
Mortgages	$82.1	$80.5	$80.9	$80.6	$80.8	—	(2)%
Commercial Banking	36.8	36.5	37.2	36.3	37.1	2%	1%
Personal and Other	28.5	28.1	28.7	28.8	29.1	1%	2%
EOP Loans	$147.4	$145.1	$146.8	$145.7	$147.0	1%	—

Total Net Interest Revenue (in millions) (1)	$2,356	$2,425	$2,424	$2,423	$2,410	(1)%	2%
As a % of Average Loans	6.50%	6.68%	6.59%	6.63%	6.67%

Net Credit Losses (in millions)	$232	$228	$243	$246	$256	4%	10%
As a % of Average Loans	0.64%	0.63%	0.66%	0.67%	0.71%
Loans 90+ Days Past Due (in millions) (2)	$493	$500	$508	$485	$474	(2)%	(4)%
As a % of EOP Loans	0.34%	0.35%	0.35%	0.33%	0.32%
Loans 30-89 Days Past Due (in millions) (2)	$830	$754	$857	$790	$769	(3)%	(7)%
As a % of EOP Loans	0.57%	0.52%	0.59%	0.54%	0.53%

Cards Key Indicators (in millions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	140.3	140.3	141.4	141.8	140.1	(1)%	—
Purchase Sales (in billions)	$121.7	$133.6	$134.9	$144.1	$128.0	(11)%	5%

Average Loans (in billions) (3)	$159.2	$157.5	$160.9	$163.4	$162.7	—	2%
EOP Loans (in billions) (3)	$156.6	$160.9	$162.2	$169.5	$160.3	(5)%	2%
Average Yield (4)	12.98%	13.09%	13.37%	13.60%	13.95%
Total Net Interest Revenue (5)	$4,615	$4,594	$4,812	$4,925	$4,843	(2)%	5%
As a % of Average Loans (5)	11.76%	11.70%	11.87%	11.96%	12.07%
Net Credit Losses	$1,504	$1,498	$1,471	$1,498	$1,635	9%	9%
As a % of Average Loans	3.83%	3.81%	3.63%	3.64%	4.08%
Net Credit Margin (6)	$3,451	$3,263	$3,467	$3,554	$3,350	(6)%	(3)%
As a % of Average Loans (6)	8.79%	8.31%	8.55%	8.63%	8.35%
Loans 90+ Days Past Due	$1,886	$1,845	$1,896	$2,134	$2,111	(1)%	12%
As a % of EOP Loans	1.20%	1.15%	1.17%	1.26%	1.32%
Loans 30-89 Days Past Due	$1,880	$1,804	$2,033	$2,112	$2,007	(5)%	7%
As a % of EOP Loans	1.20%	1.12%	1.25%	1.25%	1.25%

(1)                   Also includes net interest revenue related to the average deposit balances in excess of the average loan portfolio.

(2)                   The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies. See footnote 2 on page 9.

(3)                   Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)                   Average yield is gross interest revenue earned on loans divided by average loans.

(5)                   Net interest revenue includes certain fees that are recorded as interest revenue.

(6)                   Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING NORTH AMERICA Page 1 (In millions of dollars, except as otherwise noted)

						1Q19 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2018	2018	2018	2018	2019	4Q18	1Q18

Net Interest Revenue	$4,750	$4,780	$4,984	$5,107	$5,058	(1)%	6%
Non-Interest Revenue	407	224	145	147	127	(14)%	(69)%
Total Revenues, Net of Interest Expense (1)	5,157	5,004	5,129	5,254	5,185	(1)%	1%
Total Operating Expenses	2,645	2,666	2,668	2,652	2,669	1%	1%
Net Credit Losses	1,296	1,278	1,242	1,281	1,429	12%	10%
Credit Reserve Build / (Release)	123	115	116	84	98	17%	(20)%
Provision for Unfunded Lending Commitments	(4)	2	5	(3)	5	NM	NM
Provision for Benefits and Claims	6	5	5	6	6	—	—
Provisions for Loan Losses and for Benefits and Claims	1,421	1,400	1,368	1,368	1,538	12%	8%
Income from Continuing Operations before Taxes	1,091	938	1,093	1,234	978	(21)%	(10)%
Income Taxes	253	219	243	301	209	(31)%	(17)%
Income from Continuing Operations	838	719	850	933	769	(18)%	(8)%
Noncontrolling Interests	—	—	—	—	—	—	—
Net Income	$838	$719	$850	$933	$769	(18)%	(8)%
Average Assets (in billions)	$248	$244	$249	$254	$250	(2)%	1%
Return on Average Assets	1.37%	1.18%	1.35%	1.46%	1.25%
Efficiency Ratio	51%	53%	52%	50%	51%

Net Credit Losses as a % of Average Loans	2.77%	2.72%	2.56%	2.60%	2.97%

Revenue by Business
Retail Banking	$1,307	$1,348	$1,329	$1,331	$1,316	(1)%	1%
Citi-Branded Cards	2,232	2,062	2,108	2,226	2,195	(1)%	(2)%
Citi Retail Services	1,618	1,594	1,692	1,697	1,674	(1)%	3%
Total	$5,157	$5,004	$5,129	$5,254	$5,185	(1)%	1%

Net Credit Losses by Business
Retail Banking	$43	$32	$32	$31	$60	94%	40%
Citi-Branded Cards	651	657	644	650	706	9%	8%
Citi Retail Services	602	589	566	600	663	11%	10%
Total	$1,296	$1,278	$1,242	$1,281	$1,429	12%	10%

Income from Continuing Operations by Business
Retail Banking	$140	$161	$131	$133	$83	(38)%	(41)%
Citi-Branded Cards	425	309	375	472	382	(19)%	(10)%
Citi Retail Services	273	249	344	328	304	(7)%	11%
Total	$838	$719	$850	$933	$769	(18)%	(8)%

(1)         First quarter of 2018 includes an approximately $150 million gain on the sale of the Hilton Card portfolio.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING NORTH AMERICA Page 2

						1Q19 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2018	2018	2018	2018	2019	4Q18	1Q18

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	694	693	692	689	689	—	(1)%
Accounts (in millions)	9.1	9.1	9.0	9.1	9.1	—	—
Average Deposits	$180.9	$179.9	$180.2	$180.6	$182.3	1%	1%
Investment Sales	$8.4	$7.8	$7.9	$8.1	$8.8	9%	5%
Investment AUMs	$60.5	$61.1	$63.7	$60.1	$65.9	10%	9%

Average Loans	$55.7	$55.6	$56.0	$56.5	$57.1	1%	3%

EOP Loans:
Mortgages	$44.2	$44.4	$44.6	$44.7	$44.7	—	1%
Commercial Banking	9.1	9.1	9.3	9.7	10.4	7%	14%
Personal and Other	2.1	2.2	2.4	2.4	2.2	(8)%	5%
Total EOP Loans	$55.4	$55.7	$56.3	$56.8	$57.3	1%	3%

Mortgage Originations (1)	$2.3	$2.6	$2.7	$2.3	$2.0	(13)%	(13)%

Third Party Mortgage Servicing Portfolio (EOP)	$46.0	$45.7	$45.4	$45.2	$44.9	(1)%	(2)%

Net Servicing & Gain/(Loss) on Sale (in millions)	$33.4	$33.6	$32.0	$25.6	$31.8	24%	(5)%

Saleable Mortgage Rate Locks	$1.2	$1.3	$1.1	$0.9	$1.1	22%	(8)%

Net Interest Revenue on Loans (in millions)	$232	$226	$216	$218	$223	2%	(4)%
As a % of Avg. Loans	1.69%	1.63%	1.53%	1.53%	1.58%

Net Credit Losses (in millions)	$43	$32	$32	$31	$60	94%	40%
As a % of Avg. Loans	0.31%	0.23%	0.23%	0.22%	0.43%

Loans 90+ Days Past Due (in millions) (2)	$184	$179	$188	$180	$179	(1)%	(3)%
As a % of EOP Loans	0.34%	0.33%	0.34%	0.32%	0.32%
Loans 30-89 Days Past Due (in millions) (2)	$227	$252	$320	$282	$269	(5)%	19%
As a % of EOP Loans	0.41%	0.46%	0.58%	0.50%	0.47%

(1)         Originations of residential first mortgages.

(2)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) were $272 million and ($0.7 billion), $244 million and ($0.7 billion), $235 million and ($0.7 billion), $201 million and ($0.6 billion), and $163 million and ($0.6 billion) as of March 31, 2018, June 30, 2018, September 30, 2018, December 31, 2018 and March 31, 2019, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were $92 million and ($0.7 billion), $87 million and ($0.7 billion), $82 million and ($0.7 billion), $78 million and ($0.6 billion), and $71 million and ($0.6 billion) as of March 31, 2018, June 30, 2018, September 30, 2018, December 31, 2018 and March 31, 2019, respectively.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING NORTH AMERICA Page 3

						1Q19 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2018	2018	2018	2018	2019	4Q18	1Q18

Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts (in millions)	33.9	34.2	34.4	34.6	34.8	1%	3%
Purchase Sales (in billions)	$78.6	$86.4	$87.3	$91.6	$83.6	(9)%	6%

Average Loans (in billions) (1)	$86.9	$86.6	$87.8	$88.8	$87.7	(1)%	1%

EOP Loans (in billions) (1)	$85.7	$88.1	$88.4	$91.8	$87.0	(5)%	2%

Average Yield (2)	9.79%	9.94%	10.34%	10.74%	11.24%
Total Net Interest Revenue (3)	$1,800	$1,788	$1,883	$1,968	$1,972	—	10%
As a % of Avg. Loans (3)	8.40%	8.28%	8.51%	8.79%	9.12%
Net Credit Losses	$651	$657	$644	$650	$706	9%	8%
As a % of Average Loans	3.04%	3.04%	2.91%	2.90%	3.26%
Net Credit Margin (4)	$1,573	$1,403	$1,462	$1,574	$1,487	(6)%	(5)%
As a % of Avg. Loans (4)	7.34%	6.50%	6.61%	7.03%	6.88%
Loans 90+ Days Past Due	$731	$712	$707	$812	$828	2%	13%
As a % of EOP Loans	0.85%	0.81%	0.80%	0.88%	0.95%
Loans 30-89 Days Past Due	$669	$627	$722	$755	$731	(3)%	9%
As a % of EOP Loans	0.78%	0.71%	0.82%	0.82%	0.84%

Citi-Branded Cards - Ex Hilton (in millions of dollars, except as otherwise noted) (1) (5)

Total Revenues, Net of Interest Expense (1)	$2,071	$2,062	$2,108	$2,226	$2,195	(1)%	6%
Purchase Sales (in billions)	$78.3	$86.4	$87.3	$91.6	$83.6	(9)%	7%
Average Loans (in billions) (1)	$86.9	$86.6	$87.8	$88.8	$87.7	(1)%	1%
EOP Loans (in billions) (1)	$85.7	$88.1	$88.4	$91.8	$87.0	(5)%	2%

Average Yield (2)	9.79%	9.94%	10.34%	10.74%	11.24%	5%	15%
Total Net Interest Revenue (3)	$1,800	$1,788	1,883	1,968	$1,972	—	10%
As a % of Avg. Loans (3)	8.40%	8.28%	8.51%	8.79%	9.12%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	85.4	85.1	85.9	86.3	84.6	(2)%	(1)%
Purchase Sales (in billions)	$17.4	$21.6	$22.1	$25.5	$18.6	(27)%	7%

Average Loans (in billions) (1)	$47.1	$46.6	$49.0	$50.4	$50.2	—	7%
EOP Loans (in billions) (1)	$46.0	$48.6	$49.4	$52.7	$48.9	(7)%	6%
Average Yield (2)	17.68%	17.82%	17.83%	17.78%	18.17%
Total Net Interest Revenue (3)	$1,973	$1,970	$2,099	$2,128	$2,078	(2)%	5%
As a % of Avg. Loans (3)	16.99%	16.96%	17.00%	16.75%	16.79%
Net Credit Losses	$602	$589	$566	$600	$663	11%	10%
As a % of Average Loans	5.18%	5.07%	4.58%	4.72%	5.36%
Net Credit Margin (4)	$1,012	$1,002	$1,123	$1,094	$1,007	(8)%	—
As a % of Avg. Loans (4)	8.71%	8.62%	9.09%	8.61%	8.14%
Loans 90+ Days Past Due	$797	$781	$832	$952	$918	(4)%	15%
As a % of EOP Loans	1.73%	1.61%	1.68%	1.81%	1.88%
Loans 30-89 Days Past Due	$791	$761	$890	$932	$859	(8)%	9%
As a % of EOP Loans	1.72%	1.57%	1.80%	1.77%	1.76%

(1)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)         Average yield is calculated as gross interest revenue earned on loans divided by average loans.

(3)         Net interest revenue includes certain fees that are recorded as interest revenue.

(4)         Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.

(5)         In connection with the sale of the Hilton portfolio, Citi reclassified approximately $1.2 billion of loans as held-for-sale and recorded the loans in Other assets as of the fourth quarter of 2017.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING LATIN AMERICA (1) - PAGE 1 (In millions of dollars, except as otherwise noted)

						1Q19 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2018	2018	2018	2018	2019	4Q18	1Q18

Net Interest Revenue	$997	$1,013	$1,042	$1,006	$975	(3)%	(2)%
Non-Interest Revenue (2)	343	362	622	350	406	16%	18%
Total Revenues, Net of Interest Expense	1,340	1,375	1,664	1,356	1,381	2%	3%
Total Operating Expenses	755	779	825	784	735	(6)%	(3)%
Net Credit Losses	278	278	307	290	298	3%	7%
Credit Reserve Build / (Release)	42	33	31	(23)	(7)	70%	NM
Provision for Unfunded Lending Commitments	1	—	—	(1)	—	100%	(100)%
Provision for Benefits and Claims	20	17	22	22	6	(73)%	(70)%
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	341	328	360	288	297	3%	(13)%
Income from Continuing Operations before Taxes	244	268	479	284	349	23%	43%
Income Taxes	65	71	148	76	97	28%	49%
Income from Continuing Operations	179	197	331	208	252	21%	41%
Noncontrolling Interests	—	—	—	—	—	—	—
Net Income	$179	$197	$331	$208	$252	21%	41%
Average Assets (in billions of dollars)	$44	$43	$45	$43	$44	2%	—
Return on Average Assets	1.65%	1.84%	2.92%	1.92%	2.32%
Efficiency Ratio	56%	57%	50%	58%	53%

Net Credit Losses as a % of Average Loans	4.29%	4.37%	4.63%	4.58%	4.72%

Revenue by Business
Retail Banking	$959	$993	$1,259	$959	$1,008	5%	5%
Citi-Branded Cards	381	382	405	397	373	(6)%	(2)%
Total	$1,340	$1,375	$1,664	$1,356	$1,381	2%	3%

Net Credit Losses by Business
Retail Banking	$132	$138	$153	$144	$138	(4)%	5%
Citi-Branded Cards	146	140	154	146	160	10%	10%
Total	$278	$278	$307	$290	$298	3%	7%

Income from Continuing Operations by Business
Retail Banking	$134	$152	$276	$147	$197	34%	47%
Citi-Branded Cards	45	45	55	61	55	(10)%	22%
Total	$179	$197	$331	$208	$252	21%	41%

FX Translation Impact:
Total Revenue - as Reported	$1,340	$1,375	$1,664	$1,356	$1,381	2%	3%
Impact of FX Translation (3)	(43)	17	(31)	56	—
Total Revenues - Ex-FX (3)	$1,297	$1,392	$1,633	$1,412	$1,381	(2)%	6%

Total Operating Expenses - as Reported	$755	$779	$825	$784	$735	(6)%	(3)%
Impact of FX Translation (3)	(21)	8	(13)	29	—
Total Operating Expenses - Ex-FX (3)	$734	$787	$812	$813	$735	(10)%	—

Provisions for LLR & PBC - as Reported	$341	$328	$360	$288	$297	3%	(13)%
Impact of FX Translation (3)	(11)	4	(7)	13	—
Provisions for LLR & PBC - Ex-FX (3)	$330	$332	$353	$301	$297	(1)%	(10)%

Net Income - as Reported	$179	$197	$331	$208	$252	21%	41%
Impact of FX Translation (3)	(7)	3	(7)	9	—
Net Income - Ex-FX (3)	$172	$200	$324	$217	$252	16%	47%

(1)         Latin America GCB consists of Citi’s consumer banking operations in Mexico.

(2)         Third quarter of 2018 includes an approximately $250 million gain on the sale of an asset management business.

(3)         Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the first quarter of 2019 average exchange rates for all periods presented. Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 2

						1Q19 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2018	2018	2018	2018	2019	4Q18	1Q18

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	1,462	1,462	1,463	1,463	1,464	—	—
Accounts (in millions)	28.2	28.9	29.1	29.4	30.0	2%	6%
Average Deposits	$28.9	$28.3	$29.4	$28.2	$28.6	1%	(1)%
Investment Sales	$6.2	$6.6	$6.7	$6.3	$6.6	5%	6%
Investment AUMs	$34.0	$33.1	$35.5	$30.4	$32.2	6%	(5)%
Average Loans	$20.7	$20.1	$20.7	$19.6	$19.9	2%	(4)%
EOP Loans:
Mortgages	$4.5	$4.1	$4.3	$4.0	$4.1	2%	(9)%
Commercial Banking	10.5	10.2	10.6	9.9	9.9	—	(6)%
Personal and Other	6.2	5.8	6.1	5.8	5.7	(2)%	(8)%
Total EOP Loans	$21.2	$20.1	$21.0	$19.7	$19.7	—	(7)%

Total Net Interest Revenue (in millions) (1)	$680	$687	$711	$682	$672	(1)%	(1)%
As a % of Average Loans (1)	13.32%	13.71%	13.63%	13.80%	13.70%
Net Credit Losses (in millions)	$132	$138	$153	$144	$138	(4)%	5%
As a % of Average Loans	2.59%	2.75%	2.93%	2.91%	2.81%
Loans 90+ Days Past Due (in millions)	$128	$132	$126	$127	$114	(10)%	(11)%
As a % of EOP Loans	0.60%	0.66%	0.60%	0.64%	0.58%
Loans 30-89 Days Past Due (in millions)	$248	$183	$235	$201	$201	—	(19)%
As a % of EOP Loans	1.17%	0.91%	1.12%	1.02%	1.02%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	5.7	5.7	5.7	5.6	5.5	(2)%	(4)%
Purchase Sales (in billions)	$4.2	$4.3	$4.6	$4.8	$4.4	(8)%	5%
Average Loans (in billions) (2)	$5.6	$5.4	$5.6	$5.5	$5.7	4%	2%
EOP Loans (in billions) (2)	$5.7	$5.4	$5.8	$5.7	$5.6	(2)%	(2)%
Average Yield (3)	24.12%	24.49%	24.44%	24.61%	23.68%	(4)%	(2)%

Total Net Interest Revenue (in millions) (4)	$317	$326	$331	$324	$303	(6)%	(4)%
As a % of Average Loans (4)	22.96%	24.21%	23.45%	23.37%	21.56%
Net Credit Losses (in millions)	$146	$140	$154	$146	$160	10%	10%
As a % of Average Loans	10.57%	10.40%	10.91%	10.53%	11.38%
Net Credit Margin (in millions) (5)	$240	$247	$257	$256	$220	(14)%	(8)%
As a % of Average Loans (5)	17.38%	18.35%	18.21%	18.47%	15.65%
Loans 90+ Days Past Due (in millions)	$160	$160	$169	$171	$165	(4)%	3%
As a % of EOP Loans	2.81%	2.96%	2.91%	3.00%	2.95%
Loans 30-89 Days Past Due (in millions)	$160	$156	$170	$170	$161	(5)%	1%
As a % of EOP Loans	2.81%	2.89%	2.93%	2.98%	2.88%

(1)       Also includes net interest revenue related to the region’s average deposit balances in excess of the average loan portfolio.

(2)       Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)       Average yield is gross interest revenue earned on loans divided by average loans.

(4)       Net interest revenue includes certain fees that are recorded as interest revenue.

(5)       Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING ASIA (1) - PAGE 1 (In millions of dollars, except as otherwise noted)

						1Q19 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2018	2018	2018	2018	2019	4Q18	1Q18

Net Interest Revenue	$1,233	$1,226	$1,210	$1,235	$1,220	(1)%	(1)%
Non-Interest Revenue	696	639	645	589	665	13%	(4)%
Total Revenues, Net of Interest Expense	1,929	1,865	1,855	1,824	1,885	3%	(2)%
Total Operating Expenses	1,277	1,207	1,165	1,154	1,204	4%	(6)%
Net Credit Losses	162	170	165	173	164	(5)%	1%
Credit Reserve Build / (Release)	(21)	6	39	18	(15)	NM	29%
Provision for Unfunded Lending Commitments	2	1	1	(4)	—	100%	(100)%
Provision for Benefits and Claims	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	143	177	205	187	149	(20)%	4%
Income from Continuing Operations before Taxes	509	481	485	483	532	10%	5%
Income Taxes	136	121	102	105	116	10%	(15)%
Income from Continuing Operations	373	360	383	378	416	10%	12%
Noncontrolling Interests	2	1	1	3	—	(100)%	(100)%
Net Income	$371	$359	$382	$375	$416	11%	12%
Average Assets (in billions)	$131	$130	$130	$131	$132	1%	1%
Return on Average Assets	1.15%	1.11%	1.17%	1.14%	1.28%
Efficiency Ratio	66%	65%	63%	63%	64%

Net Credit Losses as a % of Average Loans	0.73%	0.77%	0.75%	0.78%	0.75%

Revenue by Business
Retail Banking	$1,198	$1,142	$1,123	$1,092	$1,143	5%	(5)%
Citi-Branded Cards	731	723	732	732	742	1%	2%
Total	$1,929	$1,865	$1,855	$1,824	$1,885	3%	(2)%

Net Credit Losses by Business
Retail Banking	$57	$58	$58	$71	$58	(18)%	2%
Citi-Branded Cards	105	112	107	102	106	4%	1%
Total	$162	$170	$165	$173	$164	(5)%	1%

Income from Continuing Operations by Business
Retail Banking	$246	$264	$256	$251	$246	(2)%	—
Citi-Branded Cards	127	96	127	127	170	34%	34%
Total	$373	$360	$383	$378	$416	10%	12%

FX Translation Impact:
Total Revenue - as Reported	$1,929	$1,865	$1,855	$1,824	$1,885	3%	(2)%
Impact of FX Translation (2)	(70)	(28)	4	16	—
Total Revenues - Ex-FX (2)	$1,859	$1,837	$1,859	$1,840	$1,885	2%	1%

Total Operating Expenses - as Reported	$1,277	$1,207	$1,165	$1,154	$1,204	4%	(6)%
Impact of FX Translation (2)	(49)	(20)	3	11	—
Total Operating Expenses - Ex-FX (2)	$1,228	$1,187	$1,168	$1,165	$1,204	3%	(2)%

Provisions for LLR & PBC - as Reported	$143	$177	$205	$187	$149	(20)%	4%
Impact of FX Translation (2)	(8)	(3)	—	2	—
Provisions for LLR & PBC - Ex-FX (2)	$135	$174	$205	$189	$149	(21)%	10%

Net Income - as Reported	$371	$359	$382	$375	$416	11%	12%
Impact of FX Translation (2)	(6)	(4)	1	2	—
Net Income - Ex-FX (2)	$365	$355	$383	$377	$416	10%	14%

(1)       Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

(2)       Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the first quarter of 2019 average exchange rates for all periods presented.

Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING ASIA (1) - PAGE 2

						1Q19 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2018	2018	2018	2018	2019	4Q18	1Q18

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	277	273	262	258	251	(3)%	(9)%
Accounts (in millions)	15.9	15.9	15.9	16.0	15.9	(1)%	—
Average Deposits	$99.1	$97.6	$97.6	$97.7	$99.3	2%	—
Investment Sales	$12.5	$9.5	$9.1	$6.8	$9.3	37%	(26)%
Investment AUMs	$69.0	$68.5	$69.8	$67.6	$73.3	8%	6%
Average Loans	$70.7	$69.9	$69.2	$68.9	$69.5	1%	(2)%
EOP Loans:
Mortgages	$33.4	$32.0	$32.0	$31.9	$32.0	—	(4)%
Commercial Banking	17.2	17.2	17.3	16.7	16.8	1%	(2)%
Personal and Other	20.2	20.1	20.2	20.6	21.2	3%	5%
Total EOP Loans	$70.8	$69.3	$69.5	$69.2	$70.0	1%	(1)%

Total Net Interest Revenue (in millions) (2)	$708	$716	$711	$730	$730	—	3%
As a % of Average Loans (2)	4.06%	4.11%	4.08%	4.20%	4.26%
Net Credit Losses (in millions)	$57	$58	$58	$71	$58	(18)%	2%
As a % of Average Loans	0.33%	0.33%	0.33%	0.41%	0.34%
Loans 90+ Days Past Due (in millions)	$181	$189	$194	$178	$181	2%	—
As a % of EOP Loans	0.26%	0.27%	0.28%	0.26%	0.26%
Loans 30-89 Days Past Due (in millions)	$355	$319	$302	$307	$299	(3)%	(16)%
As a % of EOP Loans	0.50%	0.46%	0.43%	0.44%	0.43%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	15.3	15.3	15.4	15.3	15.2	(1)%	(1)%
Purchase Sales (in billions)	$21.5	$21.3	$20.9	$22.2	$21.4	(4)%	—
Average Loans (in billions) (3)	$19.6	$18.9	$18.5	$18.7	$19.1	2%	(3)%
EOP Loans (in billions) (3)	$19.2	$18.8	$18.6	$19.3	$18.8	(3)%	(2)%
Average Yield (4)	12.65%	12.55%	12.49%	12.58%	12.42%	(1)%	(2)%

Total Net Interest Revenue (in millions) (5)	$525	$510	$499	$505	$490	(3)%	(7)%
As a % of Average Loans (6)	10.86%	10.82%	10.70%	10.71%	10.40%
Net Credit Losses (in millions)	$105	$112	$107	$102	$106	4%	1%
As a % of Average Loans	2.17%	2.38%	2.29%	2.16%	2.25%
Net Credit Margin (in millions) (6)	$626	$611	$625	$630	$636	1%	2%
As a % of Average Loans (6)	12.95%	12.97%	13.40%	13.37%	13.50%
Loans 90+ Days Past Due	$198	$192	$188	$199	$200	1%	1%
As a % of EOP Loans	1.03%	1.02%	1.01%	1.03%	1.06%
Loans 30-89 Days Past Due	$260	$260	$251	$255	$256	—	(2)%
As a % of EOP Loans	1.35%	1.38%	1.35%	1.32%	1.36%

(1)         Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

(2)         Also includes net interest revenue related to the region’s average deposit balances in excess of the average loan portfolio.

(3)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)         Average yield is gross interest revenue earned on loans divided by average loans.

(5)         Net interest revenue includes certain fees that are recorded as interest revenue.

(6)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

INSTITUTIONAL CLIENTS GROUP (In millions of dollars, except as otherwise noted)

						1Q19 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2018	2018	2018	2018	2019	4Q18	1Q18

Commissions and Fees	$1,213	$1,127	$1,085	$1,091	$1,121	3%	(8)%
Administration and Other Fiduciary Fees	694	713	686	662	670	1%	(3)%
Investment Banking	985	1,246	1,029	1,092	1,112	2%	13%
Principal Transactions	2,844	2,339	2,252	1,285	2,631	NM	(7)%
Other	465	179	184	124	285	NM	(39)%
Total Non-Interest Revenue	6,201	5,604	5,236	4,254	5,819	37%	(6)%
Net Interest Revenue (including Dividends)	3,654	4,093	4,012	3,966	3,875	(2)%	6%
Total Revenues, Net of Interest Expense	9,855	9,697	9,248	8,220	9,694	18%	(2)%
Total Operating Expenses	5,506	5,460	5,194	4,829	5,427	12%	(1)%
Net Credit Losses	105	(1)	23	45	55	22%	(48)%
Credit Reserve Build / (Release)	(175)	32	7	32	(54)	NM	69%
Provision for Unfunded Lending Commitments	29	(6)	41	52	20	(62)%	(31)%
Provision for Benefits and Claims	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims	(41)	25	71	129	21	(84)%	NM
Income from Continuing Operations before Taxes	4,390	4,212	3,983	3,262	4,246	30%	(3)%
Income Taxes	1,056	971	862	741	924	25%	(13)%
Income from Continuing Operations	3,334	3,241	3,121	2,521	3,322	32%	—
Noncontrolling Interests	15	12	(6)	(4)	11	NM	(27)%
Net Income	$3,319	$3,229	$3,127	$2,525	$3,311	31%	—
EOP Assets (in billions)	$1,407	$1,397	$1,404	$1,394	$1,425	2%	1%
Average Assets (in billions)	$1,388	$1,406	$1,402	$1,420	$1,414	—	2%
Return on Average Assets (ROA)	0.97%	0.92%	0.88%	0.71%	0.95%
Efficiency Ratio	56%	56%	56%	59%	56%

Revenue by Region
North America	$3,266	$3,511	$3,329	$2,809	$3,119	11%	(5)%
EMEA	3,167	3,043	2,927	2,633	3,170	20%	—
Latin America	1,216	1,168	1,061	1,083	1,160	7%	(5)%
Asia	2,206	1,975	1,931	1,695	2,245	32%	2%
Total Revenues, net of Interest Expense	$9,855	$9,697	$9,248	$8,220	$9,694	18%	(2)%

Income (loss) from Continuing Operations by Region
North America	$858	$1,030	$871	$745	$714	(4)%	(17)%
EMEA	1,113	986	971	819	1,125	37%	1%
Latin America	494	517	544	346	503	45%	2%
Asia	869	708	735	611	980	60%	13%
Income from Continuing Operations	$3,334	$3,241	$3,121	$2,521	$3,322	32%	—

Average Loans by Region (in billions)
North America	$160	$165	$166	171	$176	3%	10%
EMEA	78	80	82	83	84	1%	8%
Latin America	34	33	33	34	34	—	—
Asia	67	68	65	63	63	—	(6)%
Total	$339	$346	$346	$351	$357	2%	5%

EOP Deposits by Region (in billions)
North America	$295	$308	$318	$323	$318	(2)%	8%
EMEA	189	187	180	184	197	7%	4%
Latin America	26	26	26	27	28	4%	8%
Asia	156	155	161	156	159	2%	2%
Total	$666	$676	$685	$690	$702	2%	5%

EOP Deposits by Business (in billions)
Treasury and Trade Solutions	$449	$459	$470	$472	$475	1%	6%
All Other ICG Businesses	217	217	215	218	227	4%	5%
Total	$666	$676	$685	$690	$702	2%	5%

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

INSTITUTIONAL CLIENTS GROUP REVENUES BY BUSINESS (In millions of dollars, except as otherwise noted)

						1Q19 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2018	2018	2018	2018	2019	4Q18	1Q18

Revenue Details:
Investment Banking:
Advisory	$215	$361	$262	$463	$378	(18)%	76%
Equity Underwriting	216	335	259	181	172	(5)%	(20)%
Debt Underwriting	699	726	660	634	804	27%	15%
Total Investment Banking	1,130	1,422	1,181	1,278	1,354	6%	20%
Treasury and Trade Solutions	2,268	2,336	2,283	2,402	2,395	—	6%
Corporate Lending - Excluding Gain/(Loss) on Loan Hedges	521	589	563	559	569	2%	9%
Private Bank	904	848	849	797	880	10%	(3)%
Total Banking Revenues (Ex-Gain/(Loss) on Loan Hedges) (1)	$4,823	$5,195	$4,876	$5,036	$5,198	3%	8%

Corporate Lending — Gain/(Loss) on Loan Hedges (1)	23	23	(106)	105	(231)	NM	NM
Total Banking Revenues including G(L) on Loan Hedges (1)	$4,846	$5,218	$4,770	$5,141	$4,967	(3)%	2%

Fixed Income Markets	$3,425	$3,082	$3,206	$1,948	$3,452	77%	1%
Equity Markets	1,103	864	792	668	842	26%	(24)%
Securities Services	641	665	672	653	638	(2)%	—
Other	(160)	(132)	(192)	(190)	(205)	(8)%	(28)%
Total Markets and Securities Services	$5,009	$4,479	$4,478	$3,079	$4,727	54%	(6)%
Total Revenues, net of Interest Expense	$9,855	$9,697	$9,248	$8,220	$9,694	18%	(2)%

Taxable-equivalent adjustments (2)	$96	$96	$98	$126	$104	(17)%	8%

Total ICG Revenues including taxable-equivalent adjustments (2)	$9,951	$9,793	$9,346	$8,346	$9,798	17%	(2)%

Commissions and Fees	$175	$182	$164	$184	$174	(5)%	(1)%
Principal Transactions (3)	2,192	2,114	2,026	802	2,377	NM	8%
Other	275	28	86	(9)	150	NM	(45)%
Total Non-Interest Revenue	$2,642	$2,324	$2,276	$977	$2,701	NM	2%
Net Interest Revenue	783	758	930	971	751	(23)%	(4)%
Total Fixed Income Markets	$3,425	$3,082	$3,206	$1,948	$3,452	77%	1%

Rates and Currencies	$2,477	$2,241	$2,353	$1,415	$2,402	70%	(3)%
Spread Products / Other Fixed Income	948	841	853	533	1,050	97%	11%
Total Fixed Income Markets	$3,425	$3,082	$3,206	$1,948	$3,452	77%	1%

Commissions and Fees	$361	$308	$285	$313	$293	(6)%	(19)%
Principal Transactions (3)	537	101	284	318	396	25%	(26)%
Other	80	20	(4)	14	7	(50)%	(91)%
Total Non-Interest Revenue	$978	$429	$565	$645	$696	8%	(29)%
Net Interest Revenue	125	435	227	23	146	NM	17%
Total Equity Markets	$1,103	$864	$792	$668	$842	26%	(24)%

(1)

Credit derivatives are used to economically hedge a portion of the corporate loan portfolio that includes both accrual loans and loans at fair value. Gain/(loss) on loan hedges includes the mark-to-market on the credit derivatives partially offset by the mark-to-market on the loans in the portfolio that are at fair value. Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges are netted against the corporate lending revenues to reflect the cost of credit protection. Citigroup’s results of operations excluding the impact of gain/(loss) on loan hedges are non-GAAP financial measures.

(2)	Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.
(3)	Excludes principal transactions revenues of ICG businesses other than Markets, primarily treasury and trade solutions and the private bank.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER (1) (In millions of dollars, except as otherwise noted)

						1Q19 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2018	2018	2018	2018	2019	4Q18	1Q18

Net Interest Revenue	$538	$553	$554	$609	$631	4%	17%
Non-interest revenue	53	(25)	(61)	(139)	(200)	(44)%	NM
Total Revenues, Net of Interest Expense	591	528	493	470	431	(8)%	(27)%
Total Operating Expenses	742	600	459	474	549	16%	(26)%
Net Credit Losses	26	(21)	19	(3)	2	NM	(92)%
Credit Reserve Build / (Release)	(33)	(95)	(43)	(47)	(26)	45%	21%
Provision for Benefits and Claims	—	(1)	(1)	—	—	—	NM
Provision for Unfunded Lending Commitments	—	(1)	(5)	3	(1)	NM	(100)%
Total provisions for credit losses and for benefits and claims	(7)	(118)	(30)	(47)	(25)	47%	NM
Income from Continuing Operations before Taxes	(144)	46	64	43	(93)	NM	35%
Income Taxes (Benefits) (2)	(69)	62	116	(222)	(71)	68%	NM
Income (Loss) from Continuing Operations	(75)	(16)	(52)	265	(22)	NM	NM
Income (Loss) from Discontinued Operations, net of taxes	(7)	15	(8)	(8)	(2)	75%	71%
Noncontrolling Interests	5	13	8	(15)	14	NM	NM
Net Income (Loss)	$(87)	$(14)	$(68)	$272	$(38)	NM	56%
EOP Assets (in billions of dollars)	$92	$93	$94	$91	$107	18%	16%
Average Assets (in billions of dollars)	$93	$94	$97	$89	$99	11%	6%
Return on Average Assets	(0.38)%	(0.06)%	(0.28)%	1.21%	(0.16)%
Efficiency Ratio	126%	114%	93%	101%	127%

Consumer - International - Key Indicators

Branches (actual)	48	2	—	—	—	—	(100)%
Average Loans (in billions)	$1.7	$1.1	$—	$—	$—	—	(100)%
EOP Loans (in billions)	$1.7	$—	$—	$—	$—	—	(100)%
Net Interest Revenue	$88	$64	$—	$—	$—	—	(100)%
As a % of Average Loans	20.99%	23.34%
Net Credit Losses	$23	$19	$—	$—	$—	—	(100)%
As a % of Average Loans	5.49%	6.93%
Loans 90+ Days Past Due	$32	$—	$—	$—	$—	—	(100)%
As a % of EOP Loans	1.88%
Loans 30-89 Days Past Due	$44	$—	$—	$—	$—	—	(100)%
As a % of EOP Loans	2.59%

Consumer - North America - Key Indicators

Branches (actual)	—	—	—	—	—	—	—
Average Loans (in billions of dollars)	$20.6	$18.4	$17.0	$15.9	$13.6	(14)%	(34)%
EOP Loans (in billions of dollars)	$19.3	$17.6	$16.4	$15.3	$12.6	(18)%	(35)%
Net Interest Revenue	$169	$148	$154	$137	$104	(24)%	(38)%
As a % of Average Loans	3.33%	3.23%	3.59%	3.42%	3.10%
Net Credit Losses	$12	$(39)	$12	$—	$1	100%	(92)%
As a % of Average Loans	0.24%	(0.85)%	0.28%	0.00%	0.03%
Loans 90+ Days Past Due (3)	$446	$415	$401	$382	$354	(7)%	(21)%
As a % of EOP Loans	2.42%	2.49%	2.57%	2.62%	2.97%
Loans 30-89 Days Past Due (3)	$349	$355	$422	$362	$348	(4)%	—
As a % of EOP Loans	1.90%	2.13%	2.71%	2.48%	2.92%

(1)

Includes certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance), other corporate expenses and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury, certain North America legacy consumer loan portfolios, other legacy assets and discontinued operations

(2)

4Q18 includes a one-time benefit of $94 million, due to the finalization of the provisional component of the impact based on Citi’s analysis, as well as additional guidance received from the U.S. Treasury Department related to the enactment of the Tax Cuts and Jobs Act.

(3)

The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) for each period were $0.5 billion and ($0.9 billion), $0.4 billion and ($0.9 billion), $0.4 billion and ($0.8 billion), $0.3 billion and ($0.7 billion), and $0.3 billion and ($0.7 billion) as of March 31, 2018, June 30, 2018, September 30, 2018, December 31, 2018, and March 31, 2019, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were $0.1 billion and ($0.9 billion), and $0.1 billion and ($0.9 billion), $0.1 billion and ($0.8 billion), $0.1 billion and ($0.7 billion), and $0.1 billion and ($0.7 billion) as of March 31, 2018, June 30, 2018, September 30, 2018, December 31, 2018, and March 31, 2019, respectively.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)(5) Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	First	Fourth	First	First	Fourth	First	First		Fourth		First
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars, except as otherwise noted	2018	2018	2019(5)	2018	2018	2019(5)	2018		2018		2019(5)
Assets:
Deposits with Banks	$170,867	$175,251	$171,369	$432	$649	$607	1.03%		1.47%		1.44%
Fed Funds Sold and Resale Agreements (6)	254,277	276,132	275,639	1,039	1,692	1,790	1.66%		2.43%		2.63%
Trading Account Assets (7)	216,161	206,860	220,577	1,381	1,505	1,692	2.59%		2.89%		3.11%
Investments	352,245	352,151	351,008	2,271	2,537	2,578	2.61%		2.86%		2.98%
Total Loans (net of Unearned Income) (8)	667,925	675,474	679,209	10,909	11,981	11,990	6.62%		7.04%		7.16%
Other Interest-Earning Assets	66,761	69,243	66,925	364	481	483	2.21%		2.76%		2.93%
Total Average Interest-Earning Assets	$1,728,236	$1,755,111	$1,764,727	$16,396	$18,845	$19,140	3.85%		4.26%		4.40%

Liabilities:
Deposits (excluding deposit insurance and FDIC Assessment)	$769,771	$818,146	$839,389	$1,621	$2,619	$2,834	0.85%		1.27%		1.37%
Deposit Insurance and FDIC Assessment	—	—	—	376	176	193
Total Deposits	769,771	818,146	839,389	1,997	2,795	3,027	1.05%		1.36%		1.46%
Fed Funds Purchased and Repurchase Agreements (6)	164,465	177,058	183,937	949	1,466	1,589	2.34%		3.28%		3.50%
Trading Account Liabilities (7)	91,721	99,892	95,290	215	277	327	0.95%		1.10%		1.39%
Short-Term Borrowings	112,684	104,596	99,180	471	637	652	1.70%		2.42%		2.67%
Long-Term Debt (9)	204,277	198,174	196,963	1,528	1,678	1,722	3.03%		3.36%		3.55%
Total Average Interest-Bearing Liabilities	$1,342,918	$1,397,866	$1,414,759	$5,160	$6,853	$7,317	1.56%		1.95%		2.10%
Total Average Interest-Bearing Liabilities (excluding deposit insurance and FDIC Assessment)	$1,342,918	$1,397,866	$1,414,759	$4,784	$6,677	$7,124	1.44%		1.90%		2.04%

Net Interest Revenue as a% of Average Interest-Earning Assets (NIM)				$11,236	$11,992	$11,823	2.64%		2.71%		2.72%

NIR as a% of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$11,612	$12,168	$12,016	2.72%		2.75%		2.76%

1Q19 Increase (Decrease) From							8	bps	1	bps

1Q19 Increase (Decrease) (excluding deposit insurance and FDIC Assessment) From							4	bps	1	bps

(1)        Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 21%) of $64 million for the first quarter of 2018, $69 million for the fourth quarter of 2018 and $64 million for the first quarter of 2019.

(2)        Citigroup average balances and interest rates include both domestic and international operations.

(3)        Monthly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)        Average rate % is calculated as annualized interest over average volumes.

(5)        First quarter of 2019 is preliminary.

(6)        Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of ASU 2013-01 (Topic 210).

(7)        Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue.  Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)        Nonperforming loans are included in the average loan balances.

(9)        Excludes hybrid financial instruments with changes in fair value recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation.

DEPOSITS (In billions of dollars)

						1Q19 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2018	2018	2018	2018	2019	4Q18	1Q18

Global Consumer Banking
North America	$184.3	$181.7	$181.9	$181.2	$185.4	2%	1%
Latin America	29.6	28.4	30.1	27.7	28.4	3%	(4)%
Asia (1)	100.5	97.8	98.7	99.2	101.7	3%	1%
Total	$314.4	$307.9	$310.7	$308.1	$315.5	2%	—

ICG
North America	$294.8	$308.1	$317.5	$323.1	$317.3	(2)%	8%
EMEA	188.8	187.1	180.0	183.6	196.7	7%	4%
Latin America	26.1	25.9	26.3	27.1	28.2	4%	8%
Asia	156.3	154.5	160.9	156.1	159.3	2%	2%
Total	$666.0	$675.6	$684.7	$689.9	$701.5	2%	5%

Corporate/Other	$20.8	$13.2	$9.8	$15.2	$13.4	(12)%	(36)%

Total Deposits - EOP	$1,001.2	$996.7	$1,005.2	$1,013.2	$1,030.4	2%	3%

Total Deposits - Average	$981.9	$986.2	$985.7	$1,005.7	$1,017.1	1%	4%

Foreign Currency (FX) Translation Impact:
Total EOP Deposits - as Reported	$1,001.2	$996.7	$1,005.2	$1,013.2	$1,030.4	2%	3%
Impact of FX Translation (2)	(22.8)	(5.2)	(2.8)	0.4	—
Total EOP Deposits - Ex-FX (2)	$978.4	$991.5	$1,002.4	$1,013.6	$1,030.4	2%	5%

(1)        Asia GCB includes deposits of certain EMEA countries for all periods presented.

(2)        Reflects the impact of FX translation into U.S. Dollars at the first quarter of 2019 exchange rates for all periods presented. Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

EOP LOANS (In billions of dollars)

						1Q19 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2018	2018	2018	2018	2019	4Q18	1Q18

Global Consumer Banking

North America
Credit Cards	$131.7	$136.7	$137.8	$144.5	$135.9	(6)%	3%
Retail Banking	55.4	55.7	56.3	56.8	57.3	1%	3%
Total	$187.1	$192.4	$194.1	$201.3	$193.2	(4)%	3%

Latin America
Credit Cards	$5.7	$5.4	$5.8	$5.7	$5.6	(2)%	(2)%
Retail Banking	21.2	20.1	21.0	19.7	19.7	—	(7)%
Total	$26.9	$25.5	$26.8	$25.4	$25.3	—	(6)%

Asia (1)
Credit Cards	$19.2	$18.8	$18.6	$19.3	$18.8	(3)%	(2)%
Retail Banking	70.8	69.3	69.5	69.2	70.0	1%	(1)%
Total	$90.0	$88.1	$88.1	$88.5	$88.8	—	(1)%

Total GCB Consumer Loans
Credit Cards	$156.6	$160.9	$162.2	$169.5	$160.3	(5)%	2%
Retail Banking	147.4	145.1	146.8	145.7	147.0	1%	—
Total GCB	$304.0	$306.0	$309.0	$315.2	$307.3	(3)%	1%

Corporate/Other - Consumer:

North America (primarily mortgages)	$19.3	$17.6	$16.4	$15.3	$12.6	(18)%	(35)%
International	1.7	—	—	—	—	—	(100)%
Corporate/Other - Other Consumer	0.1	—	0.1	—	—	—	—

Total Corporate/Other - Consumer	$21.1	$17.6	$16.5	$15.3	$12.6	(18)%	(40)%

Total Consumer Loans	$325.1	$323.6	$325.5	$330.5	$319.9	(3)%	(2)%

Corporate Loans - By Region
North America	$163.0	$165.4	$167.8	$174.8	$180.8	3%	11%
EMEA	82.1	82.9	83.8	84.3	86.0	2%	5%
Latin America	33.8	32.3	34.0	33.5	32.9	(2)%	(3)%
Asia	69.0	66.9	63.8	61.1	62.8	3%	(9)%
Total Corporate Loans	$347.9	$347.5	$349.4	$353.7	$362.5	2%	4%

Corporate Loans - By Product
Corporate Lending	$134.6	$130.5	$127.8	$129.3	$133.1	3%	(1)%
Private Bank	90.1	92.3	94.4	95.7	99.6	4%	11%
Treasury and Trade Solutions	81.9	79.7	79.3	78.2	77.5	(1)%	(5)%
Markets and Securities Services	41.3	45.0	47.9	50.5	52.3	4%	27%
Total Corporate Loans	$347.9	$347.5	$349.4	$353.7	$362.5	2%	4%

Total Loans	$672.9	$671.2	$674.9	$684.2	$682.3	—	1%

Foreign Currency (FX) Translation Impact:
Total EOP Loans - as Reported	$672.9	$671.2	$674.9	$684.2	$682.3	—	1%
Impact of FX Translation (2)	(13.4)	(2.7)	(1.9)	0.4	—
Total EOP Loans - Ex-FX (2)	$659.5	$668.5	$673.0	$684.6	$682.3	—	3%

(1)        Asia GCB includes loans of certain EMEA countries for all periods presented.

(2)        Reflects the impact of FX translation into U.S. Dollars at the first quarter of 2019 exchange rates for all periods presented. Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 90+ DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)					EOP Loans
	1Q	2Q	3Q	4Q	1Q	1Q
	2018	2018	2018	2018	2019	2019

GCB (2)
Total	$2,379	$2,345	$2,404	$2,619	$2,585	$307.3
Ratio	0.78%	0.77%	0.78%	0.83%	0.84%

Retail Bank (2)
Total	$493	$500	$508	$485	$474	$147.0
Ratio	0.34%	0.35%	0.35%	0.33%	0.32%
North America (2)	$184	$179	$188	$180	$179	$57.3
Ratio	0.34%	0.33%	0.34%	0.32%	0.32%
Latin America	$128	$132	$126	$127	$114	$19.7
Ratio	0.60%	0.66%	0.60%	0.64%	0.58%
Asia (3)	$181	$189	$194	$178	$181	$70.0
Ratio	0.26%	0.27%	0.28%	0.26%	0.26%

Cards
Total	$1,886	$1,845	$1,896	$2,134	$2,111	$160.3
Ratio	1.20%	1.15%	1.17%	1.26%	1.32%
North America - Citi-Branded	$731	$712	$707	$812	$828	$87.0
Ratio	0.85%	0.81%	0.80%	0.88%	0.95%
North America - Retail Services	$797	$781	$832	$952	$918	$48.9
Ratio	1.73%	1.61%	1.68%	1.81%	1.88%
Latin America	$160	$160	$169	$171	$165	$5.6
Ratio	2.81%	2.96%	2.91%	3.00%	2.95%
Asia (3)	$198	$192	$188	$199	$200	$18.8
Ratio	1.03%	1.02%	1.01%	1.03%	1.06%

Corporate/Other - Consumer (2)	$478	$415	$401	$382	$354	$12.6
Ratio	2.38%	2.49%	2.57%	2.62%	2.97%
International	$32	$—	$—	$—	$—	$—
Ratio	1.88%
North America (2)	$446	$415	$401	$382	$354	$12.6
Ratio	2.42%	2.49%	2.57%	2.62%	2.97%

Total Citigroup (2)	$2,857	$2,760	$2,805	$3,001	$2,939	$319.9
Ratio	0.88%	0.86%	0.87%	0.91%	0.92%

(1)                           The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)                           The 90+ Days Past Due and related ratios for North America Retail Banking and Corporate/Other North America exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 9 and footnote 1 on page 17.

(3)                           Asia includes delinquency amounts, ratios and loans of certain EMEA countries for all periods presented.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)					EOP Loans
	1Q	2Q	3Q	4Q	1Q	1Q
	2018	2018	2018	2018	2019	2019

GCB (2)
Total	$2,710	$2,558	$2,890	$2,902	$2,776	$307.3
Ratio	0.89%	0.84%	0.94%	0.92%	0.91%

Retail Bank (2)
Total	$830	$754	$857	$790	$769	$147.0
Ratio	0.57%	0.52%	0.59%	0.54%	0.53%
North America (2)	$227	$252	$320	$282	$269	$57.3
Ratio	0.41%	0.46%	0.58%	0.50%	0.47%
Latin America	$248	$183	$235	$201	$201	$19.7
Ratio	1.17%	0.91%	1.12%	1.02%	1.02%
Asia (3)	$355	$319	$302	$307	$299	$70.0
Ratio	0.50%	0.46%	0.43%	0.44%	0.43%

Cards
Total	$1,880	$1,804	$2,033	$2,112	$2,007	$160.3
Ratio	1.20%	1.12%	1.25%	1.25%	1.25%
North America - Citi-Branded	$669	$627	$722	$755	$731	$87.0
Ratio	0.78%	0.71%	0.82%	0.82%	0.84%
North America - Retail Services	$791	$761	$890	$932	$859	$48.9
Ratio	1.72%	1.57%	1.80%	1.77%	1.76%
Latin America	$160	$156	$170	$170	$161	$5.6
Ratio	2.81%	2.89%	2.93%	2.98%	2.88%
Asia (3)	$260	$260	$251	$255	$256	$18.8
Ratio	1.35%	1.38%	1.35%	1.32%	1.36%

Corporate/Other - Consumer (2)	$393	$355	$422	$362	$348	$12.6
Ratio	1.96%	2.13%	2.71%	2.48%	2.92%
International	$44	$—	$—	$—	$—	$—
Ratio	2.59%
North America (2)	$349	$355	$422	$362	$348	$12.6
Ratio	1.90%	2.13%	2.71%	2.48%	2.92%

Total Citigroup (2)	$3,103	$2,913	$3,312	$3,264	$3,124	$319.9
Ratio	0.96%	0.90%	1.02%	0.99%	0.98%

(1)              The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)              The 30-89 Days Past Due and related ratios for North America Retail Banking and Corporate/Other North America exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 9 and footnote 1 on page 17.

(3)              Asia includes delinquency amounts, ratios and loans of certain EMEA countries for all periods presented.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 1 (In millions of dollars)

						1Q19 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2018	2018	2018	2018	2019	4Q18	1Q18

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$12,355	$12,354	$12,126	$12,336	$12,315

Gross Credit (Losses)	(2,296)	(2,109)	(2,094)	(2,166)	(2,345)	(8)%	(2)%
Gross Recoveries	429	405	338	380	397	4%	(7)%
Net Credit (Losses) / Recoveries (NCLs)	(1,867)	(1,704)	(1,756)	(1,786)	(1,948)	9%	4%
NCLs	1,867	1,704	1,756	1,786	1,948	9%	4%
Net Reserve Builds / (Releases)	102	31	169	92	67	(27)%	(34)%
Net Specific Reserve Builds / (Releases)	(166)	60	(19)	(28)	(71)	NM	57%
Provision for Loan Losses	1,803	1,795	1,906	1,850	1,944	5%	8%
Other (2) (3) (4) (5) (6) (7)	63	(319)	60	(85)	18	NM	(71)%
Allowance for Loan Losses at End of Period (1) (a)	$12,354	$12,126	$12,336	$12,315	$12,329

Allowance for Unfunded Lending Commitments (8) (a)	$1,290	$1,278	$1,321	$1,367	$1,391

Provision (Release) for Unfunded Lending Commitments	$28	$(4)	$42	$47	$24

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$13,644	$13,404	$13,657	$13,682	$13,720

Total Allowance for Loan Losses as a Percentage of Total Loans (9) (10)	1.85%	1.81%	1.84%	1.81%	1.82%

Consumer:
Allowance for Loan Losses at Beginning of Period (1)	$9,869	$10,039	$9,796	$9,997	$9,950

Net Credit Losses (NCLs)	(1,771)	(1,706)	(1,726)	(1,741)	(1,892)	9%	7%
NCLs	1,771	1,706	1,726	1,741	1,892	9%	7%
Net Reserve Builds / (Releases)	121	61	135	21	60	NM	(50)%
Net Specific Reserve Builds / (Releases)	(11)	(3)	8	12	(10)	NM	9%
Provision for Loan Losses	1,881	1,764	1,869	1,774	1,942	9%	3%
Other (2) (3) (4) (5) (6) (7)	60	(301)	58	(80)	26	NM	(57)%
Allowance for Loan Losses at End of Period (1) (b)	$10,039	$9,796	$9,997	$9,950	$10,026

Consumer Allowance for Unfunded Lending Commitments (8) (b)	$32	$34	$40	$32	$37

Provision (Release) for Unfunded Lending Commitments	$(1)	$3	$6	$(8)	$4

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$10,071	$9,830	$10,037	$9,982	$10,063

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (9)	3.09%	3.03%	3.07%	3.01%	3.13%

Corporate
Allowance for Loan Losses at Beginning of Period (1)	$2,486	$2,315	$2,330	$2,339	$2,365

Net Credit (Losses) / Recoveries (NCL’s)	(96)	2	(30)	(45)	(56)	24%	(42)%
NCLs	96	(2)	30	45	56	24%	(42)%
Net Reserve Builds / (Releases)	(19)	(30)	34	71	7	(90)%	NM
Net Specific Reserve Builds / (Releases)	(155)	63	(27)	(40)	(61)	(53)%	61%
Provision for Loan Losses	(78)	31	37	76	2	(97)%	NM
Other (2)	3	(18)	2	(5)	(8)
Allowance for Loan Losses at End of Period (1) (c)	$2,315	$2,330	$2,339	$2,365	$2,303

Corporate Allowance for Unfunded Lending Commitments (8) (c)	$1,258	$1,244	$1,281	$1,335	$1,354

Provision (Release) for Unfunded Lending Commitments	$29	$(7)	$36	$55	$20

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (c)]	$3,573	$3,574	$3,620	$3,700	$3,657

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (10)	0.67%	0.68%	0.68%	0.67%	0.64%

Footnotes to these tables are on the following page (page 24).

ALLOWANCE FOR CREDIT LOSSES - PAGE 2

The following footnotes relate to the tables on the prior page (page 23).

(1)                 Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)                 Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.

(3)                 The first quarter of 2018 includes a reduction of approximately $55 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $53 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the first quarter includes an increase of approximately $118 million related to FX translation.

(4)                 The second quarter of 2018 includes a reduction of approximately $137 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $33 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the second quarter includes a decrease of approximately $164 million related to FX translation.

(5)                 The third quarter of 2018 includes a reduction of approximately $5 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $2 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the third quarter includes an increase of approximately $62 million related to FX translation.

(6)                 The fourth quarter of 2018 includes a reduction of approximately $4 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $3 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the third quarter includes a decrease of approximately $76 million related to FX translation.

(7)                 The first quarter of 2019 includes an increase of approximately $26 million related to FX translation.

(8)                 Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(9)                 March 31, 2018, June 30, 2018, September 30, 2018, December 31, 2018 and March 31, 2019 exclude $23 million, $22 million, $21 million, $21 million and $20 million, respectively, of consumer loans which are carried at fair value.

(10)          March 31, 2018, June 30, 2018, September 30, 2018, December 31, 2018 and March 31, 2019 exclude $4.5 billion, $3.0 billion, $4.2 billion, $3.2 billion and $3.9 billion, respectively, of corporate loans which are carried at fair value.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES (In millions of dollars)

						1Q19 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2018	2018	2018	2018	2019	4Q18	1Q18

Global Consumer Banking
Net Credit Losses	$1,736	$1,726	$1,714	$1,744	$1,891	8%	9%
Credit Reserve Build / (Release)	144	154	186	79	76	(4)%	(47)%
North America
Net Credit Losses	1,296	1,278	1,242	1,281	1,429	12%	10%
Credit Reserve Build / (Release)	123	115	116	84	98	17%	(20)%
Retail Banking
Net Credit Losses	43	32	32	31	60	94%	40%
Credit Reserve Build / (Release)	(20)	(6)	1	11	(23)	NM	(15)%
Citi-Branded Cards
Net Credit Losses	651	657	644	650	706	9%	8%
Credit Reserve Build / (Release)	75	51	59	41	76	85%	1%
Citi Retail Services
Net Credit Losses	602	589	566	600	663	11%	10%
Credit Reserve Build / (Release)	68	70	56	32	45	41%	(34)%
Latin America
Net Credit Losses	278	278	307	290	298	3%	7%
Credit Reserve Build / (Release)	42	33	31	(23)	(7)	70%	NM
Retail Banking
Net Credit Losses	132	138	153	144	138	(4)%	5%
Credit Reserve Build / (Release)	10	9	9	(34)	(4)	88%	NM
Citi-Branded Cards
Net Credit Losses	146	140	154	146	160	10%	10%
Credit Reserve Build / (Release)	32	24	22	11	(3)	NM	NM
Asia (1)
Net Credit Losses	162	170	165	173	164	(5)%	1%
Credit Reserve Build / (Release)	(21)	6	39	18	(15)	NM	29%
Retail Banking
Net Credit Losses	57	58	58	71	58	(18)%	2%
Credit Reserve Build / (Release)	(13)	5	13	—	9	NM	NM
Citi-Branded Cards
Net Credit Losses	105	112	107	102	106	4%	1%
Credit Reserve Build / (Release)	(8)	1	26	18	(24)	NM	NM

Institutional Clients Group (ICG)
Net Credit Losses	105	(1)	23	45	55	22%	(48)%
Credit Reserve Build / (Release)	(175)	32	7	32	(54)	NM	69%

Corporate / Other
Net Credit Losses	26	(21)	19	(3)	2	NM	(92)%
Credit Reserve Build / (Release)	(33)	(95)	(43)	(47)	(26)	45%	21%

Total Provision for Loan Losses	$1,803	$1,795	$1,906	$1,850	$1,944	5%	8%

(1)        Asia GCB includes NCLs and credit reserve builds (releases) for certain EMEA countries for all periods presented.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS (In millions of dollars)

						1Q19 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2018	2018	2018	2018	2019	4Q18	1Q18
Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region
North America	$817	$784	$679	$483	$922	91%	13%
EMEA	561	391	362	375	317	(15)%	(43)%
Latin America	263	204	266	230	225	(2)%	(14)%
Asia	27	244	233	223	18	(92)%	(33)%
Total	$1,668	$1,623	$1,540	$1,311	$1,482	13%	(11)%

Consumer Non-Accrual Loans By Region (2)
North America	$1,500	$1,373	$1,323	$1,241	$1,230	(1)%	(18)%
Latin America	791	726	764	715	694	(3)%	(12)%
Asia (3)	284	284	287	270	281	4%	(1)%
Total	$2,575	$2,383	$2,374	$2,226	$2,205	(1)%	(14)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Institutional Clients Group	$19	$23	$33	$29	$30	3%	58%
Global Consumer Banking	28	23	20	20	19	(5)%	(32)%
Corporate/Other	67	55	56	50	49	(2)%	(27)%
TOTAL OTHER REAL ESTATE OWNED (OREO) (4)	$114	$101	$109	$99	$98	(1)%	(14)%

OREO By Region:
North America	$70	$66	$76	$64	$63	(2)%	(10)%
EMEA	—	1	1	1	1	—	100%
Latin America	29	24	25	12	13	8%	(55)%
Asia	15	10	7	22	21	(5)%	40%
Total	$114	$101	$109	$99	$98	(1)%	(14)%

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$1,668	$1,623	$1,540	$1,311	$1,482	13%	(11)%
Consumer Non-Accrual Loans	2,575	2,383	2,374	2,226	2,205	(1)%	(14)%
Non-Accrual Loans (NAL)	4,243	4,006	3,914	3,537	3,687	4%	(13)%
OREO	114	101	109	99	98	(1)%	(14)%
Non-Accrual Assets (NAA)	$4,357	$4,107	$4,023	$3,636	$3,785	4%	(13)%

NAL as a % of Total Loans	0.63%	0.60%	0.58%	0.52%	0.54%
NAA as a % of Total Assets	0.23%	0.21%	0.21%	0.19%	0.19%

Allowance for Loan Losses as a % of NAL	291%	303%	315%	348%	334%

(1)        Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)        Excludes Statement of Position (SOP) 03-3 purchased distressed loans.

(3)        Asia GCB includes balances for certain EMEA countries for all periods presented.

(4)        Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.  Also includes former premises and property for use that is no longer contemplated.

(5)        There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP

CET1 CAPITAL AND SUPPLEMENTARY LEVERAGE RATIOS, TANGIBLE COMMON EQUITY, BOOK VALUE PER

SHARE AND TANGIBLE BOOK VALUE PER SHARE

(In millions of dollars or shares, except per share amounts and ratios)

	March 31,	June 30,	September 30,	December 31,	March 31,
	2018	2018	2018	2018	2019(2)
Common Equity Tier 1 Capital Ratio and Components(1)

Citigroup Common Stockholders’ Equity(3)	$182,943	$181,243	$178,153	$177,928	$178,427
Add: Qualifying noncontrolling interests	140	145	148	147	144
Regulatory Capital Adjustments and Deductions:
Less:
Accumulated net unrealized losses on cash flow hedges, net of tax(4)	(920)	(1,021)	(1,095)	(728)	(442)
Cumulative unrealized net gain (loss) related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax(5)	(498)	(162)	(503)	580	(67)
Intangible Assets:
Goodwill, net of related deferred tax liabilities (DTLs)(6)	22,482	21,809	21,891	21,778	21,768
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs	4,209	4,461	4,304	4,402	4,390
Defined benefit pension plan net assets	871	882	931	806	811
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards	12,811	12,551	12,345	11,985	11,756
Common Equity Tier 1 Capital (CET1)	$144,128	$142,868	$140,428	$139,252	$140,355
Risk-Weighted Assets (RWA)	$1,195,981	$1,176,863	$1,196,923	$1,174,448	$1,175,911
Common Equity Tier 1 Capital Ratio (CET1/RWA)	12.05%	12.14%	11.73%	11.86%	11.9%

Supplementary Leverage Ratio and Components

Common Equity Tier 1 Capital (CET1)	$144,128	$142,868	$140,428	$139,252	$140,355
Additional Tier 1 Capital (AT1)(7)	19,362	19,134	19,449	18,870	18,339
Total Tier 1 Capital (T1C) (CET1 + AT1)	$163,490	$162,002	$159,877	$158,122	$158,694
Total Leverage Exposure (TLE)	$2,436,817	$2,453,497	$2,459,993	$2,465,641	$2,462,057
Supplementary Leverage Ratio (T1C/TLE)	6.71%	6.60%	6.50%	6.41%	6.4%

Tangible Common Equity, Book Value Per Share and Tangible Book Value Per Share

Common Stockholders’ Equity	$182,759	$181,059	$177,969	$177,760	$178,272
Less:
Goodwill	22,659	22,058	22,187	22,046	22,037
Intangible assets (other than MSRs)	4,450	4,729	4,598	4,636	4,645
Goodwill and identifiable intangible assets (other than MSRs) related to assets HFS	48	32	—	—	—
Tangible Common Equity (TCE)	$155,602	$154,240	$151,184	$151,078	$151,590
Common Shares Outstanding (CSO)	2,549.9	2,516.6	2,442.1	2,368.5	2,312.5
Book Value Per Share (Common Equity/CSO)	$71.67	$71.95	$72.88	$75.05	$77.09
Tangible Book Value Per Share (TCE/CSO)	$61.02	$61.29	$61.91	$63.79	$65.55

(1)            See footnote 2 on page 1.

(2)            Preliminary.

(3)            Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.

(4)            Common Equity Tier 1 Capital is adjusted for accumulated net unrealized gains (losses) on cash flow hedges included in accumulated other comprehensive income that relate to the hedging of items not recognized at fair value on the balance sheet.

(5)            The cumulative impact of changes in Citigroup’s own creditworthiness in valuing liabilities for which the fair value option has been elected, and own-credit valuation adjustments on derivatives, are excluded from Common Equity Tier 1 Capital, in accordance with the U.S. Basel III rules.

(6)            Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.

(7)            Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.

Reclassified to conform to the current period’s presentation.